UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2020, Spark Energy, Inc. (the “Company”) entered into Amendment No. 2 to the Third Amended and Restated Limited Liability Company Agreement of Spark HoldCo, LLC (the “Amendment”), by and among the Company, Spark HoldCo, LLC, a Delaware limited liability company and a subsidiary of the Company (“Spark HoldCo”), NuDevco Retail, LLC and Retailco, LLC.

The Amendment amends the Third Amended and Restated Limited Liability Company Agreement of Spark Holdco, LLC, dated as of March 15, 2017, as amended (the “Third Restated LLC Agreement”), to revise the definition of Assumed Tax Liability and Special Assumed Tax Liability, which terms are used in the Third Restated LLC Agreement to determine the amount of cash that is distributed to members of Spark HoldCo, including the Company. The Amendment provides that, for tax years beginning after 2019, the Assumed Tax Liability includes an additional amount equal to the cumulative amount of Company taxable income in all prior taxable years or portions thereof up to and including the first taxable year beginning after 2019, multiplied by an assumed tax rate equal to the highest effective combined federal, state and local tax rate that is applicable to any member of Spark HoldCo, LLC (“Spark HoldCo”), determined by taking into account the character of income and loss allocated to the Company and that the Company estimates as of each tax distribution date. The Amendment makes certain conforming changes to the definition of Special Assumed Tax Liability.

NuDevco Retail, LLC and Retailco, LLC are owned by W. Keith Maxwell III, our interim Chief Executive Officer, Chairman of the Board, founder and majority shareholder. The terms of the Amendment were unanimously approved by our Board of Directors after approval by the Audit Committee, which is composed exclusively of independent members of our Board of Directors.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*
Amendment No. 2 to the Third Amended and Restated Limited Liability Company Agreement of Spark Holdco, LLC, dated as of March 30, 2020, by and between Spark Energy, Inc., Spark HoldCo, LLC, NuDevco Retail, LLC and Retailco, LLC.

* Filed herewith.

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Exhibit Index

Exhibit No.	Description

10.1*
Amendment No. 2 to the Third Amended and Restated Limited Liability Company Agreement of Spark Holdco, LLC, dated as of March 30, 2020, by and between Spark Energy, Inc., Spark HoldCo, LLC, NuDevco Retail, LLC and Retailco, LLC.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2020	SPARK ENERGY, INC.
	By:	/s/ James G. Jones II
	Name:	James G. Jones II
	Title:	Chief Financial Officer

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